UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 31, 2010

The Tirex Corporation
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(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

33-17598-NY	22-3282985
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(Commission File Number)	(IRS Employer Identification No.)

1771 Post Road East
Westport CT 06880
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(Address of Principal Executive Offices) (Zip Code)

(203) 292-6922
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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02(B) - NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On September 16, 2009, The Tirex Corporation (“Tirex” or the “Company”) hired M&K CPAS, PLLC (“M&K”), as independent accountants, based in Houston, Texas, to audit its accounts for the year ended June 30, 2009, and to re-audit the comparative data for fiscal ended June 30, 2008.

M&K on August 31, 2010 confirmed to Tirex that it discovered discrepancies in financial information affecting even prior years, affecting primarily the equity accounts and the accrual of interest expense on certain outstanding notes. The accounts of the company have been adjusted accordingly. The company intends to file its fiscal 2009 10-K shortly with the new audit opinion. Included in the adjustments are interest expense at $3,711 per quarter respecting a note to a former SEC attorney, interest following the maturity date of the note and which might not actually be payable according to the terms of the note. The maturity date of the note was January 19, 2002. Also included in the adjustments is a rectification of the value of preferred shares issued, according to an independent valuation. There are also certain adjustments respecting the re-classification of liabilities to officers and directors to equity accounts. The net effect of these adjustments will be a reduction of recorded liabilities and a commensurate increase in the equity accounts.

Tirex’s accounts for the years ended June 30 2004 through 2008 were audited by Moore & Associates Chartered (Moore) and filed with the Securities and Exchange Commission accordingly. The company believed that it was entitled to rely on the audit opinions of Moore, a PCAOB auditing firm. Moore, however, lost its PCAOB certification on August 27, 2009. Implicitly, the loss of the PCAOB status of the previous auditor means that our financial statements for those previous years should not be relied upon.

Given the decertification of our previous auditor and the discrepancies found by our new auditor, investors are advised that they should not place reliance on past SEC filings.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

d) M&K CPA LLC Letter

No. 1

Exhibit 7.1	M&K CPAS PLLC Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2010	The Tirex Corporation

	By:	/s/ John L. Threshie Jr.
John L. Threshie Jr.
President